SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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360 Funds

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Proxy Statement

June 29, 2018

WP Large Cap Income Plus Fund

A Series of 360 FUNDS

Please Vote Immediately

You can vote through the internet, by telephone, or by mail.

Details on voting can be found on your proxy card.

360 FUNDS

WP Large Cap Income Plus Fund

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

(877) 244-6235

Important Voting Information Inside

Table of Contents

Notice of Special Meeting of Shareholders
Questions & Answers	i
Proxy Statement	1
Proposal 1	2
Summary of Proposal 1	2
Reasons for Reorganization	3
Summary of Plan of Reorganization	4
Comparison of Existing Fund and New Fund	5
Expenses of Reorganization	10
Other Service Providers	10
Certain Information Regarding Trustees and Officers	11
Federal Income Tax Consequences	19
Capitalization	19
Voting and Other Information	21
Exhibit A – Agreement and Plan of Reorganization	A-1
Exhibit B – Investment Objective, Strategies and Risk Information	B-1
Exhibit C – Nominating and Corporate Governance Committee Charter	C-1

360 FUNDS

WP Large Cap Income Plus Fund

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

(877) 244-6235

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 15, 2018

Dear Shareholders:

The Board of Trustees of 360 Funds (the “Trust”) is holding a special meeting (the “Special Meeting”) of shareholders of the WP Large Cap Income Plus Fund (the “Fund”), a series of the Trust, on Wednesday, August 15, 2018 at 10:00 a.m., Central Time. The Special Meeting will be held at the offices of the Trust located at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

The Special Meeting is being held to obtain shareholder approval:

1.	To approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the Fund, a series of the Trust, to a newly created fund also called the WP Large Cap Income Plus Fund (the “New Fund”), which is a series of WP Trust, in exchange for shares of the New Fund; and (b) the distribution of the shares of the New Fund pro rata by the Fund to its shareholders in complete liquidation of that Fund; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Trust has fixed the close of business on June 20, 2018 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting. Each share of the Fund is entitled to one vote and a proportionate fractional vote for each fractional share held. You are cordially invited to attend the Special Meeting. If you are unable to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope or by facsimile. It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided. As always, we thank you for your confidence and support.

The Trust’s Board of Trustees has carefully reviewed the proposal and recommends that you vote “FOR” the proposal.

By order of the Board of Trustees of the Trust,

Randall Linscott

President of the Trust

June 29, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON August 15, 2018: This Notice, Proxy Statement and the Fund’s most recent Annual Report to shareholders are available on the internet at

www.proxyonline.com/docs/wpproxy2018.pdf.

360 FUNDS

WP Large Cap Income Plus Fund

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

(877) 244-6235

QUESTIONS & ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: June 29, 2018

Question:	What is this document and why did you send it to me?

Answer:	The attached document is a proxy statement for the WP Large Cap Income Plus Fund (the “Existing Fund”), a series of 360 Funds (the “Trust”). The purpose of this Proxy Statement (the “Proxy Statement”) is to solicit votes from shareholders of the Existing Fund to approve the proposed reorganization of the Existing Fund into the WP Large Cap Income Plus Fund (the “New Fund”), a newly created series of WP Trust (the “New Trust”) (the “Reorganization”) as described in the Agreement and Plan of Reorganization between the Trust and the New Trust (the “Plan”). The Proxy Statement contains information that shareholders of the Existing Fund should know before voting on the Reorganization. The Proxy Statement should be reviewed and retained for future reference.
Question:	What is the purpose of the Reorganization?

Answer:	The purpose of the Reorganization is to move the Existing Fund from the Trust to the New Trust. Currently, Winning Points Advisors, LLC (the “Adviser”) serves as the investment adviser to other mutual funds (the “Other Funds”) in the New Trust. The Adviser has indicated that reorganizing the Existing Fund into the New Trust (as the New Fund) may result in certain operational efficiencies and may provide other benefits to shareholders. The Adviser and the Trust’s Board of Trustees recommend that the Existing Fund be reorganized as a separate series of the New Trust.
Question:	How will the Reorganization work?

Answer:	In order to reconstitute the Existing Fund as series of the New Trust, a replica of the fund, referred to as the “New Fund,” has been created as a new series of the New Trust. If shareholders of the Existing Fund approve the Plan, the Existing Fund will transfer all of its assets to the New Fund in return for all of the then-outstanding shares of the New Fund and the New Fund’s assumption of the Existing Fund’s liabilities. The Existing Fund will then distribute the shares it receives from the New Fund to shareholders of the Existing Fund. The New Fund has registered the same share classes as the Existing Fund. Similar to the Existing Fund, the New Fund is only offering its Institutional Class shares at the time of the Reorganization. As such, shareholders of the Existing Fund’s Institutional Class shares will receive Institutional Class shares of the New Fund.

Existing Fund shareholders will become New Fund shareholders. Immediately after the Reorganization, each shareholder will hold the same number of Institutional Class shares of the New Fund, with the same net asset value per share and total value, as the Institutional Class shares of the Existing Fund that he or she held immediately prior to the Reorganization. Immediately thereafter, the Existing Fund will be liquidated.

Please refer to the Proxy Statement for a detailed explanation of the proposal. If the Plan is approved by shareholders of the Existing Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization is expected to be effective on or about the close of business August 17, 2018.

i

Question:	How will the Reorganization affect me as a shareholder?

Answer:	If you are a shareholder of the Existing Fund, you will become a shareholder of the New Fund. The Institutional Class shares of the New Fund that you receive will have a total net asset value equal to the total net asset value of the Institutional Class shares you hold in the Existing Fund as of the closing date of the Reorganization. The Reorganization will not affect the value of your investment at the time of the Reorganization. The Reorganization is expected to be tax-free to the Existing Fund and its shareholders. The Reorganization will not shift portfolio management oversight responsibility. By engaging the Adviser to manage the New Fund, the current investment adviser to the Existing Fund will continue to use the same portfolio managers that have been responsible for buying and selling securities for the Existing Fund since the Existing Fund’s inception in October 10, 2013. The investment objective and strategies of the New Fund will be identical to that of the Existing Fund.

The Reorganization will move the assets of the Existing Fund from the Trust, which is a Delaware statutory trust, to the New Fund, a series of the New Trust, which is also organized as a Delaware statutory trust. Both trust documents provide for substantially similar rights and protections for shareholders. As a result of the Reorganization, the New Fund will operate under the supervision of a different Board of Trustees.

The Reorganization will not change any service provider arrangements for the New Fund. A list of the service provider arrangements for the Existing Fund and the New Fund are outlined below:

	Existing Fund, a series of	New Fund, a series of
Service Providers	360 Funds	WP Trust
Investment Adviser	Winning Points Advisors, LLC	No Change – Winning Points Advisors, LLC
Distributor & Principal Underwriter	Matrix 360 Distributors, LLC	No Change – Matrix 360 Distributors, LLC
Custodian	Fifth Third Bank	No Change – Fifth Third Bank
Accounting Services	M3Sixty Administration, LLC	No Change – M3Sixty Administration, LLC
Transfer Agent	M3Sixty Administration, LLC	No Change –M3Sixty Administration, LLC
Administrator	M3 Sixty Administration, LLC	No Change – M3Sixty Administration, LLC

Question:	Who will manage the New Fund?

Answer:	The Adviser will continue to be responsible for overseeing the management of the New Fund, and the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Existing Fund will continue to manage the New Fund.

Question:	How will the Reorganization affect the fees and expenses I pay as a shareholder of the Existing Fund?

Answer:	The Reorganization will not result in any increase in the advisory fees payable by the New Fund over the advisory fees currently incurred by the Existing Fund. As noted below, it is proposed that the Existing Fund will pay the expenses associated with the Reorganization. Notwithstanding, the Reorganization is not anticipated to result in any increase in the expense for the New Fund’s shares. Additionally, the Adviser has agreed to put in place an expense limitation arrangement for the New Fund in conjunction with the Reorganization. Although the current operating expense ratio is expected to be less than the proposed expense limit, the Board of Trustees determined that shareholders nonetheless will benefit in that the proposed expense limitation arrangement will serve as a backstop against a rising expense ratio in the event assets were to ever decline. In addition, the Adviser has negotiated a new services agreement with its administrator that should result in a reduction of the New Fund’s overall operating expenses. This new services agreement is scheduled to be effective upon the closing of the Reorganization.

Question:	What are the tax consequences of the Reorganization?

Answer:	It is expected that neither the Existing Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Trust and the New Trust expect to receive a tax opinion confirming this position. Shareholders should consult their tax advisor about possible foreign, state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Question:	Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?

Answer:	No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

Question:	Why do I need to vote?

Answer:	Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposals can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the number of shares you own.

Question:	How does the Trust’s Board of Trustees (the “Trust Board”) recommend that I vote?

Answer:	After careful consideration and upon recommendation of the Adviser, the Trust’s Board unanimously recommends that shareholders vote “FOR” the Reorganization.

Question:	Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer:	The Existing Fund will pay the costs incurred in connection with the Reorganization. The expenses are approximately $40,000. In making its determination that shareholders of the Existing Fund should pay the expenses associated with the Reorganization, the Board considered the Adviser’s representation that shareholders may benefit in that the New Fund may be able to be marketed more easily as part of a larger family of funds managed by the same investment adviser. In addition, the Board considered the ease in which shareholders of the New Fund will be able to exchange their shares for shares of the other funds managed by the Adviser. They felt this should benefit shareholders by providing them with greater investment flexibility. The Board also considered the Adviser’s representation that management of the New Fund is considering combining the New Fund with the other funds managed by the Adviser in one offering document. This would help reduce expenses for such things as mailing, printing, blue-sky registration fees and SEC related filing fees. In addition, the Board considered the Adviser’s representation that management of the New Trust is considering changing the New Fund’s fiscal year-end to align with the other funds managed by the Adviser, which should result in a reduction to its auditing related expenses. Furthermore, the Board considered the New Trust’s new services agreement with its administrator that should result in a reduction of the New Fund’s overall operating expenses. This new services agreement is scheduled to be effective upon the closing of the Reorganization.

Question:	What will happen if the Plan is not approved by shareholders?

Answer:	If shareholders of the Existing Fund do not approve the Plan, the Existing Fund will not be reorganized into the New Fund and will remain as a series within the Trust. In this situation, the respective Funds shall bear their own expenses incurred as it relates to the preparation and carrying out of this shareholder meeting.

Question:	How do I vote my shares?

Answer:	You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card.

Question:	Who do I call if I have questions?

Answer:	If you have any questions about the proposals or the proxy card, please do not hesitate to call (877) 244-6235.

360 FUNDS

WP Large Cap Income Plus Fund

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

(877) 244-6235

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 15, 2018

Introduction

360 Funds (the “Trust”) has called a special meeting (the “Special Meeting”) of the shareholders of the WP Large Cap Income Plus Fund (the “Fund”), a separate series of the Trust, in order to seek shareholder approval of a proposal to reorganize the Fund from a series of the Trust to a separate series of WP Trust (the “Reorganization”). The Reorganization is not expected to result in any changes in the way the Fund is managed or in its investment objective, policies and strategies. The New Fund’s total annual operating expense ratio for its Institutional Class of shares is expected to be lower than the Existing Fund’s Institutional Class of shares following the Reorganization. Winning Points Advisors, LLC (the “Adviser”) currently serves as investment adviser to the Fund and will continue as investment adviser for the New Fund and the persons responsible for the day-to-day management of the Fund’s securities portfolio will not change. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Fund or its shareholders as a result of the Reorganization. The Special Meeting will be held at the offices of the Trust located at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205 at 10:00 a.m., Central Time, on Wednesday, August 15, 2018. This Proxy Statement and form of proxy are being mailed to shareholders of record on or about July 9, 2018.

Items for Consideration

The Special Meeting has been called by the Board of Trustees of the Trust for the following specific purposes:

1.	To approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the WP Large Cap Income Plus Fund, a series of the Trust, to a newly created fund also called the WP Large Cap Income Plus Fund (the “New Fund”), which is a series of WP Trust, in exchange for shares of the New Fund; and (b) the distribution of the shares of the New Fund pro rata by the WP Large Cap Income Plus Fund to its shareholders in complete liquidation of that Fund (the “Reorganization”); and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on June 20, 2018 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

At your request, the Trust will send you a free copy of the most recent audited annual report for the Fund and the most recent subsequent semi-annual report. At your request, the Trust will send you a free copy of the Fund’s current prospectus and statement of additional information. Please call the Fund at (877) 244-6235 or write to the WP Large Cap Income Plus Fund, c/o M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205 to request an annual and/or semi-annual report, a prospectus, a statement of additional information or with any questions you may have relating to the Proxy Statement. You may also access this information on the Fund’s website at www.proxyonline.com/docs/wpproxy2018.pdf.

PROPOSAL 1

WP Large Cap Income Plus Fund

To approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the WP Large Cap Income Plus Fund (the “Existing Fund”), a separate series of 360 Funds (the “Trust”), to a newly created corresponding fund also called the WP Large Cap Income Plus Fund (the “New Fund”), which is a separate series of WP Trust (the “New Trust”), in exchange for shares of the New Fund; and (b) the distribution of the shares of the New Fund pro rata by the Existing Fund to its shareholders, in complete liquidation of the Existing Fund (the “Reorganization”).

SUMMARY OF PROPOSAL

Below is a brief summary of the Proposal and how it will affect the Existing Fund. We urge you to read the full text of the Proxy Statement.

You are being asked to consider a reorganization of the Existing Fund. The Existing Fund is currently part of the Trust. The Existing Fund has registered three classes of shares – Class A shares, Class C shares and Institutional Class shares. As of the date of this document, the Existing Fund has only commenced operations on behalf of the Institutional Class of shares and that is the only class of shares impacted by this Special Meeting. If approved by shareholders, the Existing Fund will be reorganized into a newly created series (the “New Fund”) of the New Trust. The Reorganization will not change the name, investment objective, investment strategies or investment policies of the Existing Fund. The Existing Fund’s investment adviser and portfolio managers will remain the same. The other service providers to the Existing Fund will also remain in place for the New Fund.

Each shareholder will own the same number of Institutional Class shares of the New Fund immediately after the Reorganization as the number of Existing Fund Institutional Class shares owned by the shareholder immediately prior to the Reorganization. The New Fund will offer comparable shareholder services as the Existing Fund. The Adviser currently manages other mutual funds (“Other Funds”) within the New Trust. The Adviser believes shareholders may benefit in that the Other Funds and the New Fund may be able to be marketed more easily as part of the same family of funds. In addition, shareholders of the New Fund will be able to exchange their shares for shares of the Other Funds more efficiently. This should benefit shareholders by providing them with greater investment flexibility. Over time, shareholders of the New Fund should also benefit from reductions in the New Fund’s overall operating expenses. Management of the New Trust is considering combining the New Fund with the Other Funds in one offering document. This would help reduce expenses for such things as mailing, printing, blue-sky registration fees and SEC related filing fees. In addition, Management of the New Trust is considering changing the New Fund’s fiscal year-end to align with the Other Funds, which should result in a reduction to its auditing related expenses. Furthermore, the Adviser has negotiated a new services agreement with its administrator that should result in a reduction of the New Fund’s overall operating expenses. This new services agreement is scheduled to be effective upon the closing of the Reorganization. The New Fund is overseen by a board of trustees that is comprised of individuals who are different than the individuals comprising the Board of Trustees that oversee the Trust.

Pursuant to an Agreement and Plan of Reorganization, the Reorganization will be accomplished as follows: (a) the Existing Fund will transfer all of its assets to the New Fund, in exchange for Institutional Class shares of the New Fund, and the New Fund will assume all of the liabilities of the Existing Fund, and (b) the Existing Fund will distribute the New Fund’s Institutional Class shares to its shareholders. Following the Reorganization, the Existing Fund will be liquidated. A form of the Agreement and Plan of Reorganization is attached as Exhibit A (the “Plan”).

The Board of Trustees of the Trust, including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), considered the Plan in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interests of the Existing Fund and its shareholders and that the interests of those shareholders will not be diluted as a result of the Reorganization.

If the Plan is not approved by shareholders, the Existing Fund will continue to operate as a separate series of the Trust.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Proxy Statement:

•	Prospectus and Statement of Additional Information (“SAI”) for the Existing Fund dated December 31, 2017;

•	Annual Report to Shareholders of the Existing Fund, including financial statements for the fiscal year ended August 31, 2017; and

•	Semi-annual Report to Shareholders of the Existing Fund, including financial statements for the six-month period ended February 28, 2018.

The most recent annual report of the Existing Fund, including financial statements, for the fiscal year ended August 31, 2017 and the most recent semi-annual report for the period ended February 28, 2018 have been mailed previously to shareholders. If you have not received these reports or would like to receive additional copies free of charge or would like to receive copies of the Prospectus and SAI free of charge, please contact the Existing Fund at the address set forth on the first page of this Proxy Statement or by calling (877) 244-6235, and they will be sent to you within three business days by first class mail. You may also access these reports on the Fund’s website at www.proxyonline.com/docs/wpproxy2018.pdf.

REASONS FOR THE REORGANIZATION

Winning Points Advisors, LLC (the “Adviser”), the investment adviser to the Existing Fund, has recommended that the Board consider and approve the Reorganization. The Adviser’s recommendation, in part, follows discussions with the Board as to the future prospects for the Existing Fund within the Trust. The Adviser has indicated that its ability to support and enhance the prospects for future success of the Existing Fund will be served best through the New Trust. In particular, the Adviser currently manages Other Funds within the New Trust. The Adviser believes that, over the course of time, administrative efficiencies may be realized if the Existing Fund were operated more in line with the Other Funds. Furthermore, the Adviser has negotiated a new services agreement with its administrator that should result in a reduction of the New Fund’s overall operating expenses. This new services agreement is scheduled to be effective upon the closing of the Reorganization. The Adviser is also of the view that the New Fund and the Other Funds may be marketed more easily as part of the same family of funds following the Reorganization. Shareholders of the New Fund will be able to exchange their shares for shares of the Other Funds in a more efficient manner. The Adviser has indicated that it will seek to find efficiencies, including aligning fiscal year ends (currently the Other Funds and the Existing Fund have different fiscal year ends), which may result in efficiencies in printing costs, legal expenses, blue-sky registration fees, SEC related filing fees and audit expenses. The Adviser noted, and the Board considered, that shareholders that did not wish to become part of the New Trust could redeem their shares from the Existing Fund prior to the Reorganization without the imposition of any fees or charges. In addition, the Board considered that the New Fund was designed to be basically a replica of the Existing Fund, with identical investment objectives, policies and strategies and that it will continue to be managed by the Adviser and by the same portfolio managers. The Board noted that it is the expectation that the New Fund will experience no increase in fees and that the Adviser will be putting in place an expense limitation arrangement in conjunction with the Reorganization. The Board noted that while the Existing Fund will pay the costs of the Reorganization, this is a one-time, non-recurring expense. The Board considered the fact that the Reorganization is intended to be a tax-free reorganization for federal income tax purposes, that there will be no direct or indirect federal income tax consequences for the Reorganization to the Existing Fund or its shareholders, and that the Existing Fund will receive a legal opinion to that effect prior to the Reorganization.

After consideration of these and other factors it deemed appropriate, the Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Plan and has recommended such Plan to the Existing Fund’s shareholders for their approval. In approving the Reorganization, the Board of Trustees of the Trust determined that the Reorganization would be in the best interests of the Existing Fund and its shareholders and that the interests of the Existing Fund’s shareholders would not be diluted as a result of the Reorganization. The Board also considered that Existing Fund and New Fund shareholder interests would not be diluted as a result of the Reorganization because the Reorganization will be effected on the basis of each Fund’s relative net asset value (“NAV”). Thus, shareholders of the Existing Fund will receive a number of full and fractional shares of the New Fund, equal in value to the number of full and fractional shares of the Existing Fund held by them prior to the Reorganization.

The Board now submits to shareholders of the Existing Fund a proposal to approve the Reorganization. If shareholders approve the Proposal, the Trustees and officers of the Trust will execute and implement the Plan. If approved, the Reorganization is expected to take effect on or about 4:00 p.m., Eastern Time, on August 17, 2018 (the “Closing Date”), although that date may be adjusted in accordance with the Plan. Following the Reorganization, the Existing Fund will be liquidated.

SUMMARY OF THE PLAN OF REORGANIZATION

Below is a summary of the important terms of the Plan. This summary is qualified in its entirety by reference to the Plan itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety.

Under the Plan, the Existing Fund, a series of the Trust, will transfer all of its assets and liabilities to the New Fund, a newly organized series of the New Trust, in exchange for a number of New Fund Institutional Class shares equivalent in number and value to Institutional Class shares of the Existing Fund outstanding immediately prior to the Closing Date (as defined above), followed by a distribution of those shares to Existing Fund shareholders in complete liquidation of the Existing Fund so that each Existing Fund shareholder would receive Institutional Class shares of the New Fund equivalent to the number of Existing Fund Institutional Class shares held by such shareholder on the Closing Date. Like the Trust, the New Trust is an open-end investment company registered with the SEC. If the Reorganization is approved and implemented, shareholders of the Existing Fund will become shareholders of the New Fund.

The Reorganization is subject to a number of conditions set forth in the Plan. Certain of these conditions may be waived by the Board of Trustees of each of the Trust and the New Trust. The significant conditions include approval of the Plan by shareholders of the Existing Fund and the receipt of an opinion of counsel that the Reorganization should be considered a "reorganization" for federal income tax purposes (neither of which may be waived). The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Existing Fund, or by the Board of Trustees of the Trust. In addition, the Plan may be amended upon mutual agreement of the Trust and the New Trust.

COMPARISON OF THE EXISTING FUND AND THE NEW FUND

WP Large Cap Income Plus Fund

Investment Objective, Limitations and Restrictions; Principal Investment Strategies and Risks

The New Fund will have the same investment objective, limitations and restrictions, as well as principal investment strategies and risks, as the Existing Fund. See Exhibit B for detailed information on the New Fund and Existing Fund’s investment objective, strategies and risks.

Fees and Expenses

The table of Fees and Expenses and the Examples shown below are based on fees and expenses as shown in the Existing Fund’s prospectus and on estimates for the New Fund. The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the New Fund’s shares as compared to the shares of the Existing Fund. Information is presented as February 28, 2018 for Institutional Class shares only since that is the only class of shares impacted by this Special Meeting. The fee table does not take into consideration reorganization costs as it relates to the Existing Fund’s total annual fund operating expenses.

Institutional Class Shares

SHAREHOLDER FEES (Fees Paid Directly From Your Investments)	Existing Fund	New Fund (pro forma)
	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Existing Fund	New Fund (pro forma)
Management Fees	1.35%	1.35%
Distribution and Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.92%	0.85%
Acquired Fund Fees and Expenses	0.10%	0.10%
Total Annual Fund Operating Expenses	2.62%	2.55%[1]

1.	The Adviser has entered into a contractual agreement with the Trust with respect to the New Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the New Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses associated with any proxies, mergers, reorganizations and other shareholder solicitation activities, litigation-related expenses and other extraordinary expenses not incurred in the ordinary course of the New Fund's business) to not more than 2.50%. The New Fund may, at a later date, reimburse the Adviser the management fees waived or limited and other expenses assumed and paid by the Adviser pursuant to the Expense Limitation Agreement during any of the previous three fiscal years, if the total annual fund operating expenses for the applicable following year, after giving effect to the repayment, do not exceed the operating expense limit with respect to the average daily net assets of the Fund (or any lower expense limitation or limitations to which the parties may otherwise agree). The contractual agreement cannot be terminated prior to December 31, 2019 without the New Trust’s Board of Trustees’ approval.

Example

The following Example is intended to help you compare the cost of investing in the Existing Fund and the New Fund with the cost of investing in other mutual funds. This expense example assumes that you invest $10,000 in such Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expense example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	1 year	3 years	5 years	10 years
Existing Fund
Institutional Class Shares	$265	$814	$1,390	$2,954

New Fund (Pro Forma)
Institutional Class Shares	$258	$793	$1,355	$2,885

Performance. The bar chart below shows how the Existing Fund’s investment results have varied from year to year since the Fund’s inception. The table below shows how the Existing Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Existing Fund or the New Fund. Past performance of the Existing Fund is not necessarily an indication of how the Existing Fund or New Fund will perform in the future. The New Fund has no performance history, as it will not commence investment operations until after the Reorganization is completed. Following the Reorganization, the New Fund will assume the performance information of the Existing Fund, and will be subject to the same risks. Updated performance information will be available at no cost by calling (877) 244-6235.

Year-by-Year Total Return (for periods ended December 31, 2017)

The Existing Fund’s Institutional Class Shares year-to-date total return through March 31, 2018 was -5.00%.

During the period shown in the bar chart, the highest return for a quarter was 13.09% during the quarter ended December 31, 2015 and the lowest return for a quarter was -13.56% during the quarter ended September 30, 2015.

Average Annual Total Returns

(for periods ended December 31, 2017)

Existing Fund Institutional Shares	1 Year	Since Inception (October 10, 2013)
Return Before Taxes	23.73%	8.97%
Return After Taxes on Distributions	22.56%	8.68%
Return After Taxes on Distributions and Sale of Fund Shares	14.38%	7.21%
Dow Jones Industrial Average Total Return Index	28.11%	14.18%

After-tax returns are calculated using the historical highest individual federal income tax rates in effect as of December 31, 2017 and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirements accounts (“IRAs”).

Comparative Information on Shareholder Services

The New Fund will offer substantially similar shareholder services as the Existing Fund, including telephone purchases and redemptions. The New Fund, like the Existing Fund, offers an Automatic Investment Plan which enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.

Shares of the New Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form, less any applicable redemption fee. Payment of redemption proceeds for redeemed New Fund shares will generally be made within seven days after receipt of a redemption request in proper form and documentation. Exchanges between the New Fund and the Other Funds will be available for shareholders.

Minimum Initial and Subsequent Investment Amounts

The New Fund will offer the same investment minimums and subsequent investment minimums as the Existing Fund. The minimum is $2,000 for Institutional Class shares. Subsequent investments must be in amounts of $100 ($25 under an automatic investment plan) for Institutional Class shares. Information is only being provided for Institutional Class shares since Class A shares and Class C shares have not yet commenced operations.

Dividends and Distributions

The New Fund will have the same dividend and distribution policy as the Existing Fund. Shareholders who have elected to have their dividends reinvested will continue to have dividends reinvested in the New Fund following the Reorganization. Shareholders who currently have capital gains reinvested in the Existing Fund will continue to have capital gains reinvested in the New Fund.

Distribution Arrangements

The Existing Fund and the New Fund are each offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund's distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Fund’s prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Fiscal Year End

The Existing Fund currently operates on a fiscal year ending the last day in August. Following the Reorganization, the New Fund will operate on a fiscal year ending on the last day of August. However, in the future, the fiscal year end for the New Fund may be changed so that the Other Funds and the New Fund will all have the same fiscal year end.

Comparative Information about the Trust and the New Trust

The Trust is organized as a Delaware statutory trust, and the New Trust is also organized as a Delaware statutory trust. The Trust and the New Trust each have adopted Agreements and Declarations of Trust and By-Laws (the “Governing Documents”). There are no material differences in shareholder rights between the Governing Documents of the Trust and the New Trust.

The Investment Adviser and Portfolio Manager

Winning Points Advisors, LLC (the “Adviser”) is the investment adviser of the Existing Fund and has responsibility for the management of the Existing Fund's affairs, under the supervision of the Trust's Board of Trustees. The Adviser is a registered investment adviser with the SEC.

The Existing Fund is managed by Charles Stoll, John Brandt and Robert Gearing. They have managed the Existing Fund since its inception. The Adviser was organized in Florida as a limited liability company and its address is 129 NW 13th St, Suite D-26, Boca Raton, FL 33431. Mr. Stoll owns 100% of the Adviser. As of December 31, 2017, the Adviser had approximately $238 million in assets under management.

The Adviser manages the investment portfolio of the Existing Fund, subject to policies adopted by the Trust's Board of Trustees.

The Adviser entered into an Investment Advisory Agreement with the Trust on behalf of the Existing Fund (the “Existing Advisory Agreement”) under which the Adviser selects the securities and manages the investments of the Existing Fund, subject to the oversight of the Trust’s Board of Trustees. The Adviser has entered into an Investment Advisory Agreement (the “New Advisory Agreement”) with the New Trust with respect to the New Fund, under which the Adviser will select the securities and manages the investments for the New Fund, subject to the oversight of the New Trust’s Board of Trustees. Under the Existing Advisory Agreement, the Existing Fund pays (and under the New Advisory Agreement the New Fund will pay) the Adviser a monthly fee based on an annualized rate of the average daily net asset value of the Existing/New Fund as indicated in the fee table above. For the fiscal year ended August 31, 2017, the Adviser received an aggregate fee of 1.35% for investment advisory services performed under the Existing Advisory Agreement, expressed as a percentage of average net assets of the Existing Fund. A discussion regarding the basis for the Board to approve the New Advisory Agreement of the New Fund will be available in the New Fund’s annual report for the period ended August 31, 2018 after that report is produced. In addition to the advisory fees described above, the Adviser may also receive certain benefits from its management of the New Fund in the form of brokerage or research services received from brokers under arrangements under Section 28(e) of the Securities Exchange Act of 1934, as amended, and the terms of the New Advisory Agreement.

Additionally, as part of the Reorganization, the Adviser has entered into a contractual agreement with the Trust with respect to the New Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the New Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses associated with any proxies, mergers, reorganizations and other shareholder solicitation activities, litigation-related expenses and other extraordinary expenses not incurred in the ordinary course of the New Fund's business) to not more than 2.50%. The New Fund may, at a later date, reimburse the Adviser the management fees waived or limited and other expenses assumed and paid by the Adviser pursuant to the Expense Limitation Agreement during any of the previous three fiscal years, if the total annual fund operating expenses for the applicable following year, after giving effect to the repayment, do not exceed the operating expense limit with respect to the average daily net assets of the Fund (or any lower expense limitation or limitations to which the parties may otherwise agree). The contractual agreement cannot be terminated prior to December 31, 2019 without the New Trust’s Board of Trustees’ approval.

The Portfolio Managers

The portfolio managers for the New Fund will remain the same as the Existing Fund and will continue serving as such to the New Fund. Information on the portfolio managers are below. For more detailed information on the portfolio managers’ compensation information, other accounts managed and ownership of securities in the Existing Fund, see the Existing Fund’s Prospectus and Statement of Additional Information.

•	Mr. Charles Stoll, CPA, CFP, PFS, has served as the managing member of the Adviser since 1989. Mr. Stoll obtained a Bachelor’s degree in Business Administration in accounting in 1977 from Stetson University. Although Mr. Stoll does not currently practice as a Certified Public Accountant (CPA), he is certified as such. Additionally, Mr. Stoll is certified by the CFP Board as a Certified Financial Planner and by the AICPA as a Personal Financial Specialist.
•	John Brandt has served as an Investment Adviser Representative to the Adviser since February 2000. Mr. Brandt graduated from Notre Dame University with his bachelor’s degree in business administration in 1965. Mr. Brandt previously served LPL Financial Corporation and Mutual Service Corporation as a Registered Representative and was a vice president of Drexel Burnham Lambert.
•	Robert Gearing has served as an Investment Adviser Representative for the Adviser since April 2010. Mr. Gearing attended Rutgers University where he obtained his Bachelor of Arts in History in 1979. Mr. Gearing previously served LPL Financial Corporation (2010-2011), Kiley Partners, Inc. (2009), and Mutual Service Corporation (1989-2009) as a Registered Representative.

EXPENSES OF THE REORGANIZATION

The Existing Fund will pay the costs and expenses associated with the Reorganization. The expenses to be paid by the Existing Fund are currently estimated to be approximately $40,000.

OTHER SERVICE PROVIDERS

Upon closing of the Reorganization, the New Fund will utilize the same service providers as the Existing Fund.

Distributor and Underwriter

Matrix 360 Distributors, LLC (the “Distributor”), 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, will serve as the New Fund’s principal underwriter and distributor. The Distributor may sell the New Fund’s shares to or through qualified securities dealers or others.

Administrator, Transfer Agent, and Accounting Services

M3Sixty Administration, LLC (“M3Sixty”), 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, will serve as the New Fund’s administrator, transfer agent and accounting agent.

In its capacity as administrator, M3Sixty will supervise all aspects of the operations of the New Fund except those performed by the Adviser. M3Sixty will provide certain administrative services and facilities for the New Fund, including preparing and maintaining certain books, records and monitoring compliance with state and federal regulatory requirements. M3Sixty, as administrative agent for the New Fund, will provide shareholder, recordkeeping, administrative and blue-sky filing services.

As transfer agent, M3Sixty will provide certain shareholder and other services to the New Fund, including furnishing account and transaction information and maintaining shareholder account records. M3Sixty will be responsible for processing orders and payments for share purchases. M3Sixty will mail proxy materials (and receive and tabulate proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. M3Sixty will disburse income dividends and capital distributions and prepare and file appropriate tax-related information concerning dividends and distributions to shareholders.

M3Sixty will also provide accounting services to the New Fund. M3Sixty will be responsible for accounting relating to the New Fund and its investment transactions; maintaining certain books and records of the New Fund; determining daily the net asset value per share of the New Fund; and preparing security position, transaction and cash position reports. M3Sixty will also monitor periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. M3Sixty will further be responsible for providing expenses accrued and payment reporting services, tax-related financial information to the New Fund and for monitoring compliance with the regulatory requirements relating to maintaining accounting records.

M3Sixty also acts as Administrator to the Existing Fund. The Administrator engages, oversees and coordinates the activities of the other service providers and monitors certain aspects of the Existing Fund’s operations. The Administrator provides the Existing Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities.

Custodian

Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, will serve as the custodian of the New Fund's assets. Fifth Third Bank has entered into a foreign sub-custody arrangement with The Bank of New York, as the approved foreign custody manager (the “Delegate”) to perform certain functions with respect to the custody of the New Fund's assets outside of the United States of America. The Delegate shall place and maintain the New Fund's assets with an eligible foreign custodian; provided that, the Delegate shall be required to determine that the New Fund's assets will be subject to reasonable care based on the standards applicable to custodians in the relevant market.

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

In connection with the Reorganization, the operations of the New Fund will be overseen by the New Trust’s Board of Trustees (the “New Board”) in a substantially similar manner as the Existing Fund is overseen by the Trust’s Board. The business of the New Trust is managed under the direction of the New Board in accordance with the Governing Documents, which have been filed with the SEC. The New Board consists of five individuals, three of whom are Independent Trustees. Pursuant to the Governing Documents of the New Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Financial Officer. The New Board also retains the power to conduct, operate and carry on the business of the New Trust and has the power to incur and pay any expenses, which, in the opinion of the New Board, is necessary or incidental to carry out any of the New Trust’s purposes. The New Board of the New Trust possesses similar powers to elect officers and conduct, operate and carry on the business of the New Trust. The New Board, officers, employees and agents of the New Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The New Trust offers the same limitation of liability as the Trust to its Board, officers, employees and agents. Following is a list of the members of the New Board and executive officers of the New Trust and their principal occupations over the last five years. The Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Trust, are noted with an asterisk(*).

Each Trustee was nominated to serve on the New Board based on his particular experiences, qualifications, attributes and skills. Generally, the New Trust believes that each Trustee is competent to serve because of his individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The New Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes him each highly qualified.

Following is a list of the Trustees and executive officers of the New Trust and their principal occupation over the last five years. The address of each Trustee and officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

INDEPENDENT TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF SERIES OVERSEEN	OTHER DIRECTORSHIPS DURING PAST 5 YEARS
Donald H. Baxter Year of Birth: 1942	Independent Trustee	Since 2015	President and Treasurer, Baxter Financial Corporation (investment adviser) (1989- present).	4	Director, Philadelphia Fund (1989-2010); and Director, Eagle Growth Shares, Inc. (1989-2009)
Ronald F. Rohe Year of Birth: 1943	Independent Trustee	Since 2015	Secretary and Chief Compliance Officer, Baxter Financial Corporation (investment adviser) (1990-present).	4	None
Michael G. Rogan Year of Birth: 1963	Independent Trustee	Since 2015	President, Rogan & Associates, Inc. (investment adviser) (1997-present).	4	None

INTERESTED TRUSTEES*

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF SERIES OVERSEEN	OTHER DIRECTORSHIPS DURING PAST 5 YEARS
Charles S. Stoll Year of Birth: 1955	President, Trustee	Since 2015	Managing Member and Chief Compliance Officer, Winning Points Advisors, LLC (1989-present).	4	None
Bradley J. Alden Year of Birth: 1974	Trustee	Since 2015	Program Lead, Cooperative Threat Reduction Support Center, Culmen International, LLC (government services) (2010-present).	4	None

OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF SERIES OVERSEEN	OTHER DIRECTORSHIPS DURING PAST 5 YEARS
Andras P. Teleki Year of Birth: 1971	Chief Compliance Officer and Secretary	Since 2016	Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, Matrix 360 Distributors, LLC and M3Sixty Advisors, LLC (2015-present); Chief Compliance Officer and Secretary, M3Sixty Funds Trust (2016-present); Chief Compliance Officer and Secretary, WP Trust (2016-present); Secretary and Assistant Treasurer, Capital Management Investment Trust (2015); Partner, K&L Gates (2009-2015).	N/A	N/A
Justin J. Thompson Year of Birth: 1983	Treasurer	Since 2017	Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2017-present); Treasurer, WP Trust (2017-present); Treasurer, Capital Management Investment Trust (2017-present); Treasurer, 360 Funds (2017-present); Officer of Fund Accounting – State Street Bank & Trust (2009-2016).	N/A	N/A
Larry E. Beaver, Jr. Year of Birth: 1969	Assistant Treasurer	Since 2017	Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017-Present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005-2017); Chief Accounting Officer, Amidex Funds, Inc. (2003-Present); Assistant Treasurer, Capital Management Investment Trust (July 2017-Present); Assistant Treasurer, M3Sixty Funds Trust (July 2017-Present; Treasurer and Assistant Secretary, Capital Management Investment Trust (2008-July 2017); Treasurer, 360 Funds (2007-July 2017); Treasurer, M3Sixty Funds Trust (2015-July 2017); Treasurer, WP Trust (2015-July 2017); Treasurer and Chief Financial Officer, Monteagle Funds (2008-2016).	N/A	N/A

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF SERIES OVERSEEN	OTHER DIRECTORSHIPS DURING PAST 5 YEARS
Brandon J. Byrd Year of Birth: 1981	Assistant Secretary and Anti-Money Laundering Officer	Since 2017	Chief Operating Officer, M3Sixty Administration LLC (2013-present); Anti-Money Laundering Compliance Officer, Monteagle Funds (2015-2016); Division Manager – Client Service Officer, Boston Financial Data Services (mutual fund service provider) (2010-2012).	N/A	N/A
John H. Lively Year of Birth: 1969	Assistant Secretary	Since 2017	Attorney, Practus, LLP (law firm) May 1, 2018 – to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm) (2010-April 30, 2018).	N/A	N/A

*	Mr. Stoll is an Interested Trustee because he is managing member of the Adviser. Mr. Alden is an Interested Trustee because he has a familial relationship with a member of the Adviser.

Board Structure

The New Board includes three independent Trustees and two interested Trustees. Mr. Stoll, an interested Trustee, serves as the Chairman of the New Board. The independent Trustees have not designated a lead independent trustee. They have determined that the Trust’s current leadership structure is appropriate, as it allows New Trust management to communicate with each independent Trustee as and when needed, and permits each independent Trustee to be involved in each committee of the New Board (each a “Committee”) as well as each New Board function. With respect to risk oversight, the New Board holds four regular meetings each year to consider and address matters involving the New Trust and its series (the “Funds”). During these meetings, the Board receives reports from the Funds’ administrator, transfer agent and distributor and New Trust management, including the New Trust’s President, Mr. Stoll, and the New Trust’s Chief Compliance Officer, Mr. Teleki, on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the New Board also may hold special meetings or communicate directly with the New Trust’s officers to address matters arising between regular meetings. The New Board has established a committee structure that includes an Audit Committee, a Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each of these Committees is comprised entirely of independent Trustees.

Qualification of Trustees

The New Board has considered each Trustee's experience, qualifications, attributes and skills in light of the New Board’s function and the New Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the New Board. In this regard, the New Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

Charles S. Stoll. Mr. Stoll, CPA, CFP, PFS, has been in the financial services industry for over 25 years. Mr. Stoll obtained a Bachelor’s degree in Business Administration in accounting in 1977 from Stetson University. Although Mr. Stoll does not currently practice as a Certified Public Accountant (CPA), he is certified as such. Additionally, Mr. Stoll is certified by the CFP Board as a Certified Financial Planner and by the AICPA as a Personal Financial Specialist.

Donald H. Baxter. Mr. Baxter has over 30 years in the financial services industry and is currently the President and Treasurer of Baxter Financial Corporation (“BFC”). BFC served as investment adviser to the Philadelphia Fund and Eagle Growth Shares, each a registered investment company, from 1989 until the funds’ deregistration in 2010 and 2009, respectively.

Ronald F. Rohe. Mr. Rohe has over 30 years in the financial services industry and is currently the Secretary and Chief Compliance Officer of Baxter Financial Corporation (“BFC”). BFC served as investment adviser to the Philadelphia Fund and Eagle Growth Shares, each a registered investment company, from 1990 until the funds’ deregistration in 2010 and 2009, respectively.

Michael G. Rogan. Mr. Rogan has nearly 30 years of experience in the financial services industry and is currently the Founder and President of Rogan & Associates, a FINRA registered broker dealer and SEC registered investment adviser. Mr. Rogan graduated from the University of Virginia with a degree in Economics and holds NASD registrations 4, 7, 24, 27, 53 and 63, as well as a State of Florida Life and Health Insurance and Variable Annuity License.

Bradley J. Alden. Mr. Alden has nearly 20 years of professional experience as an active duty Air Force officer and a government contractor. In his current role, he serves in a leadership capacity on an advisory team that augments the U.S. government staff to plan and implement its initiatives. Mr. Alden was selected to serve as Trustee of the Trust based primarily on his considerable knowledge of operational and management issues.

Trustee Standing Committees. The Trustees have established the following standing committees:

Audit Committee: All of the Independent Trustees are members of the Audit Committee, with Mr. Rohe serving as the Audit Committee Chair and financial expert. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of all the Trustees. The Audit Committee also serves as the New Trust’s qualified legal compliance committee. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met four times during each Fund’s last fiscal year.

Nominating and Corporate Governance Committee: All of the Independent Trustees are members of the Nominating Committee. The Nominating and Corporate Governance Committee nominates, selects and appoints independent trustees to fill vacancies on the New Board and to stand for election at meeting of the shareholders of the New Trust. The Nominating and Corporate Governance Committee generally will not consider nominees recommended by shareholders of the New Trust. The Nominating and Corporate Governance Committee operates pursuant to a Nominating and Corporate Governance Committee charter and meets only as necessary and did not meet during each Fund’s last fiscal year. See Exhibit C for a copy of the Nominating Committee Charter.

Proxy Voting Committee: All of the Independent Trustees are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how each Fund should cast its vote, if called upon by the New Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the New Trust’s Proxy Voting Policy and recommend any changes to the New Board as it deems necessary or advisable. The Proxy Voting Committee meets only as necessary and did not meet during each Fund’s last fiscal year.

Fair Value Committee. In addition to the foregoing Committees established by the New Board, the New Trust has also established a Fair Value Committee. Mr. Stoll and Mr. Teleki are members of the Fair Value Committee. The Fair Value Committee oversees the valuation of restricted securities and any other security that may be purchased for the Trust’s portfolio for which a readily available market quotation is not available and implements guidelines and instructions adopted by the Board regarding the valuation of restricted securities held by each Fund focusing on such important factors, among others, as valuation, liquidity and availability of relevant information. The Fair Value Committee reviews relevant market conditions for any restricted security held by the Funds on a daily basis to determine the appropriate value for such restricted security.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of Fund equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2017 and stated as one of the following ranges: A = None; B = $1-$10,000; C = 10,001-$50,000; D - $50,001-100,000; and E = over $100,000.

Name of Director	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Trustees
Donald H. Baxter	WP Smaller Companies Income Plus Fund WP International Companies Income Plus Fund WP Smaller Companies Income Plus Fund IPS Strategic Capital Absolute Return Fund	A A A A	A
Ronald F. Rohe	WP Smaller Companies Income Plus Fund WP International Companies Income Plus Fund WP Smaller Companies Income Plus Fund IPS Strategic Capital Absolute Return Fund	A A A A	A
Michael G. Rogan	WP Smaller Companies Income Plus Fund WP International Companies Income Plus Fund WP Smaller Companies Income Plus Fund IPS Strategic Capital Absolute Return Fund	A A A A	A
Interested Trustees
Charles S. Stoll	WP Smaller Companies Income Plus Fund WP International Companies Income Plus Fund WP Smaller Companies Income Plus Fund IPS Strategic Capital Absolute Return Fund	E E E A	E
Bradley J. Alden	WP Smaller Companies Income Plus Fund WP International Companies Income Plus Fund WP Smaller Companies Income Plus Fund IPS Strategic Capital Absolute Return Fund	C A D A	D

Ownership of Securities of Adviser, Distributor or Related Entities. As of December 31, 2017, none of the Independent Trustees of the New Board and/or their immediate family members owned securities of the Adviser, Matrix 360 Distributors, LLC (the Funds’ principal underwriter as of December 31, 2017) or any entity controlling, controlledby, or under common control with the Adviser or the Distributor.

Compensation. Officers of the New Trust and Trustees who are “interested persons” of the New Trust or the Adviser will receive no salary or fees from the New Trust. Officers of the New Trust and interested Trustees do receive compensation directly from certain service providers to the New Trust, including Matrix 360 Distributors, LLC (the Funds’ principal underwriter prior to March 3, 2017), Matrix 360 Distributors, LLC (the Funds’ principal underwriter effective March 3, 2017) and M3Sixty Administration, LLC. Each Trustee who is not an “interested person” receives a fee of $2,500 each year plus $200 per Board or committee meeting attended. The New Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Trustee compensation for the WP Smaller Companies Income Plus Fund’s, WP International Companies Income Plus Fund’s and WP Smaller Companies Income Plus Fund’s fiscal year ended November 30, 2017 was as follows:

Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees*
Independent Trustees
Donald H. Baxter	$3,300	N/A	N/A	$9,900
Ronald F. Rohe	$3,300	N/A	N/A	$9,900
Michael G. Rogan	$3,300	N/A	N/A	$9,900
Interested Trustees
Charles S. Stoll	None	None	None	None
Bradley J. Alden	None	None	None	None

Trustee compensation for the IPS Strategic Capital Absolute Return Fund’s fiscal year ended February 28, 2018 was as follows:

Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees*
Independent Trustees
Donald H. Baxter	$3,300	N/A	N/A	$3,300
Ronald F. Rohe	$3,300	N/A	N/A	$3,300
Michael G. Rogan	$3,300	N/A	N/A	$3,300
Interested Trustees
Charles S. Stoll	None	None	None	None
Bradley J. Alden	None	None	None	None

*	Each of the Trustees serves as a Trustee to each series of the New Trust. The Trust currently offers four (4) series of shares.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no gain or loss should be recognized as a consequence of the Reorganization by either the Existing Fund or the New Fund (except to the extent that such assets consist of contracts described in Section 1256 of the Code), nor should a gain or loss be recognized by the shareholders of the Existing Fund as a result of the New Fund’s distribution of its shares to such shareholders in exchange for such shareholder’s Existing Fund shares. In addition, a shareholder’s tax basis for shares held in the Existing Fund would carry over to the shares of the New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also would carry over to the New Fund shares received in the Reorganization.

Immediately prior to the Reorganization, the Existing Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to a specified time prior to the Reorganization on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

The forgoing relates only to the Federal income tax consequences of the Reorganization. You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any foreign, state and local tax consequences.

CAPITALIZATION

The following table sets forth as of the annual period on May 31, 2018: (1) the audited capitalization of the Existing Fund’s Institutional Class shares, and (2) the unaudited pro forma capitalization of the New Fund assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the closing date, as a result of daily share purchase and redemption activity in the Funds and changes in net asset value per share.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Existing Fund
Institutional Class Shares	$34,202,662	$13.97	2,447,484
Adjustment for Reorganization Costs	(40,000)	(0.01)	-
New Fund (pro forma)	$34,162,662	$13.96	2,447,484

Total
Existing Fund Institutional Class Shares	$34,202,662	$13.97	2,447,484
Adjustment for Reorganization Costs	(40,000)	(0.01)	-
New Fund (pro forma)	$34.162,662	$13.96	2,447,484

THE BOARD OF TRUSTEES RECOMMENDS A VOTE

“FOR”

THE PROPOSED PLAN OF REORGANIZATION

VOTING AND OTHER INFORMATION

Quorum and Required Vote. The presence in person or by proxy of the holders of record of shares issued and outstanding and entitled to vote representing more than fifty percent of the total combined net asset value of all shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at the Special Meeting. The Special Meeting may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original Special Meeting date without further notice. A majority vote of the combined net asset value of all shares issued and outstanding and shall decide any questions presented at the Special Meeting. Accordingly, approval of Proposal 1 requires the affirmative vote of a majority of the shares entitled to be voted at the Special Meeting.

Effect of Abstentions and Broker “Non-Votes.” All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Existing Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Existing Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum. Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

Voting by Proxy. The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy card and mail it back to the Trust in the envelope provided. The Trust urges you to fill out and return your proxy card even if you plan to attend the Special Meeting. Returning your proxy card will not affect your right to attend the Special Meeting and vote. The Trust has named Brandon Bird and Ted Akins as proxies, and their names appear on your proxy card(s). By signing your proxy card and returning it, you are appointing those persons to vote for you at the Special Meeting. If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on the proposals as recommended by the Trust’s Board of Trustees. If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this Proxy Statement was printed, the Trust was not aware of any other matter that needed to be acted upon at the Special Meeting other than the proposals discussed in this Proxy Statement.

If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address: 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, or by attending the Special Meeting and voting in person.

Voting in Person. If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Other Business. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies. If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address: 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, or by attending the Special Meeting and voting in person.

Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

Adjournment. In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposals to adjourn the Special Meeting.

Solicitation of Proxies. The Existing Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet or oral communications by certain employees of the Adviser, who will not be paid for these services. If the Existing Fund does not receive your vote, you may be contacted by a representative of the Adviser who will remind you to vote your shares and help you return your proxy. It is important that you vote promptly to avoid any costs associated with any adjournments of the Special Meeting.

Annual and Semi-Annual Reports to Shareholders. For a free copy of the Existing Fund’s semi-annual report for the period ended February 28, 2018 or annual report for the fiscal year ended August 31, 2017, shareholders of the Existing Fund may call (877) 244-6235 or write to the Existing Fund c/o M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

Proxy Solicitation Costs. The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials will be borne by the Existing Fund.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within the Existing Fund. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to: the WP Large Cap Income Plus Fund c/o M3Sixty Administration, LLC 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205 or by calling (877) 244-6235.

Outstanding Shares. The shares outstanding of the Existing Fund as of Record Date are: 2,464,027.576.

Security Ownership of Management and Certain Beneficial Owners. To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Existing Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Existing Fund. On that date, the Trustees and officers of the Existing Fund, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.

Existing Fund Institutional Shares
Name and Address	Percentage Held
Interactive Brokers LLC 2 Pickwick Plaza Greenwich, Connecticut 06830	7.01%

Shareholders owning more than 25% of the shares of the Existing Fund are considered to “control” the Existing Fund, as that term is defined under the 1940 Act.

Commissions Paid to Affiliated Brokers. During the Existing Fund's most recently completed fiscal year ended August 31, 2017, the Existing Fund did not pay any commissions to any affiliated brokers.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of August 2018, by and between the WP Large Cap Income Plus Fund (“Transferring Fund”), a series of 360 Funds (“Trust”), and the WP Large Cap Income Plus Fund (the “Acquiring Fund”), a series of WP Trust (“WP Trust”). The Trust is a Delaware statutory trust, with its principal place of business at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205. The WP Trust is a Delaware statutory trust, with its principal place of business at 129 NW 13th Street, Suite D-26, Boca Raton, FL 33432.

Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by the Transferring Fund and the Acquiring Fund (each a “Fund”), and of and by the Trust and WP Trust, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each entity of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of such entity or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or entity of its agreements, covenants, representations, warranties, actions, and obligations set forth herein. The reorganization will consist of (i) the transfer of all of the assets of the Transferring Fund in exchange solely for shares of beneficial interest, without par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”) (which is being established solely for the purpose of acquiring these assets and continuing the Transferring Fund’s business) and the assumption by the Acquiring Fund of all of the liabilities of the Transferring Fund; and (ii) the distribution, after the Closing Date, as that term is defined in paragraph 3.1, of the Acquiring Fund Shares to the shareholders of the Transferring Fund in liquidation of the Transferring Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Transferring Fund and Acquiring Fund intend the Reorganization to be a "reorganization" described in Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), the related Treasury Regulations (the “Treasury Regulations”), and other guidance provided by the Internal Revenue Service (the “IRS”), and adopt this Agreement as a "plan of reorganization" within the meaning of Treasury Regulations sections 1.368-2(g) and 1.368-3(a);

WHEREAS, Practus, LLP will render a federal tax opinion on the date on which the Reorganization is consummated that the Reorganization qualifies as a reorganization under Section 368(a)(1)(F) of the Code;

WHEREAS, the Transferring Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Transferring Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Transferring Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), has determined that the transactions contemplated herein will be in the best interests of the Transferring Fund and its shareholders and has further determined that the interests of the existing shareholders of the Transferring Fund will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Board of Trustees of the WP Trust, including a majority of the Trustees who are not “interested persons” of the WP Trust as that term is defined in Section 2(a)(19) of the 1940 Act, has determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and has further determined that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the representations, warranties and agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1 THE REORGANIZATION. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Transferring Fund agrees to transfer all of the Transferring Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Transferring Fund’s assets (i) to deliver to the Transferring Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Transferring Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Transferring Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Transferring Fund and any deferred or prepaid expenses shown as an asset on the books of the Transferring Fund on the Closing Date.

The Transferring Fund has provided the Acquiring Fund with its most recent unaudited statement of investments, statement of assets and liabilities, statement of operations and statement of changes in net assets, which contain a list of all of the Transferring Fund’s assets as of the date thereof. The Transferring Fund hereby represents that as of the date of the execution of this Agreement, there have been no material changes in financial position as reflected in such financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities or other investments and the payment of its normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Transferring Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Transferring Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Transferring Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise in existence on the Closing Date (the "Liabilities").

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable, (a) the Transferring Fund will liquidate and distribute pro rata to the Transferring Fund’s shareholders (the “Transferring Fund Shareholders”) of record, determined as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), the Acquiring Fund Shares received by the Transferring Fund pursuant to paragraph 1.1; and (b) the Transferring Fund will thereupon proceed to termination as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Transferring Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Transferring Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. Such liquidation and distribution shall be accomplished on a class equivalent basis. All issued and outstanding shares of the Transferring Fund ("Transferring Fund Shares") will simultaneously be canceled on the books of the Transferring Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the proxy statement relating to the meeting of the shareholders of the Transferring Fund to approve this Agreement and the transactions contemplated hereby (the “Proxy Statement”), which will have been distributed to shareholders of the Transferring Fund.

1.6 TRANSFER TAXES. Transferring Fund Shareholders shall pay any transfer taxes payable upon the issuance of Acquiring Fund Shares. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than that of a registered holder of the Transferring Fund shares on the books of the Transferring Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any regulatory reporting responsibility of the Transferring Fund, including the responsibility for filing regulatory reports, tax returns, and other documents, for periods ending on or before the Closing Date, is and shall remain the responsibility of the Transferring Fund.

1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to make all distributions pursuant to paragraph 1.4 and terminate the Transferring Fund promptly following the Closing Date.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Transferring Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the Valuation Date (as defined in paragraph 1.4), using the valuation procedures set forth in the Trust’s Declaration of Trust and the Transferring Fund’s then current prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

2.2 CALCULATION OF NUMBER OF ACQUIRING FUND SHARES. For purposes of the Reorganization, the net asset value per share of the Acquiring Fund Shares to be issued shall be equal to the Transferring Fund’s net asset value per share computed as of the close of business of the New York Stock Exchange on the Valuation Date.

2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Transferring Fund’s assets shall be equal to the number of full and fractional Transferring Fund Shares issued and outstanding on the Valuation Date.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by M3Sixty Administration, LLC, the Transferring Fund’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Transferring Fund and confirmed by M3Sixty Administration, LLC, the Acquiring Fund’s accounting agent.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The Parties shall make respective best efforts to close the Reorganization (the “Closing”) on or before August 17, 2018 (the “Closing Date”), unless the parties agree in writing otherwise. All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 4:00 p.m. Eastern time at the offices of M3Sixty Administration, LLC, or at such other time and/or place as the parties may agree.

3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Transferring Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Transferring Fund is impracticable as mutually determined by the parties, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3 SUB-TRANSFER AGENT’S CERTIFICATE. The Transferring Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Transferring Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its sub-transfer agent to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Transferring Fund that such Acquiring Fund Shares have been credited to the Transferring Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

3.4 CUSTODIAN’S CERTIFICATE. The Transferring Fund’s Treasurer shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Transferring Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Transferring Fund.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TRANSFERRING FUND. The Transferring Fund represents and warrants to the WP Trust and the Acquiring Fund as follows:

(a) The Transferring Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware.

(b) The Transferring Fund is separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and the registration of the Trust with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

(c) The current prospectus and statement of additional information of the Transferring Fund conforms in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Transferring Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, a violation of any provision of federal law (including the 1940 Act), Delaware Law, the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Transferring Fund is a party or by which it is bound.

(e) The Transferring Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that will be terminated, with such termination resulting in liability to the Transferring Fund, prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Transferring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Transferring Fund to carry out the transactions contemplated by this Agreement. The Transferring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g) All audited financial statements of the Transferring Fund at August 31, 2017 and unaudited financial statements from February 28, 2018 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Transferring Fund as of such date, and there are no known contingent liabilities of the Transferring Fund as of such date not disclosed therein.

(h) Since audited August 31, 2017 financial statements and unaudited February 28, 2018 financial statements, there has not been any material adverse change in the Transferring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Transferring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Transferring Fund shall not constitute a material adverse change.

(i) At the Closing Date, all federal and other tax returns and reports of the Transferring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Transferring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns. The Transferring Fund is in compliance in all material respects with all applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder.

(j) For each taxable year of its operation prior to the current year, the Transferring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. Subject to the accuracy of the covenants, representations and warranties of the Acquiring Fund, the Transferring Fund expects to continue to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its current taxable year. The Transferring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Code Sections 852 or 4982 that has not been paid. The Transferring Fund has had no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply.

(k) All issued and outstanding shares of the Transferring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Transferring Fund. All of the issued and outstanding shares of the Transferring Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Transferring Fund’s transfer agent as provided in paragraph 3.3. The Transferring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Transferring Fund’s shares, nor is there outstanding any security convertible into any of the Transferring Fund’s shares.

(l) At the Closing Date, the Transferring Fund or its nominee will have good and marketable title to the Transferring Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary actions on the part of the Transferring Fund and, subject to approval by the Transferring Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Transferring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information furnished by the Transferring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o) The Proxy Statement complies in all material respects with the Securities Exchange Act of 1934 (the “1934 Act”) and (only as it relates to the Transferring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(p) The Transferring Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business as a regulated investment company.

(q) The Transferring Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in Code section 368(a)(3)(A)).

(r) Not more than 25% of the value of the Transferring Fund's total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Trust and the Transferring Fund as follows:

(a) The Acquiring Fund is a separate investment series of the WP Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquiring Fund is a separate investment series of the WP Trust, which is registered as an investment company classified as a management company of the open-end type, and the registration of the WP Trust with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) The prospectus and statement of additional information, as of the Closing Date, of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of federal law (including the 1940 Act), Delaware Law, the WP Trust’s Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to the Transferring Fund and accepted by the Transferring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the WP Trust or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The WP Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) [Intentionally omitted.]

(g) The Acquiring Fund has not commenced and will not commence operation prior to the Closing Date; however, the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for the fiscal year in which the Reorganization occurs and intends to continue to meet all the requirements for that qualification and intends to distribute in each fiscal year all net investment income and realized capital gains.

(h) Before the Closing, there will be no (1) issued and outstanding Acquiring Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, (3) securities convertible into any Acquiring Fund Shares, or (4) other securities issued by the Acquiring Fund, except for a nominal number of initial shares issued to _______________ (the “Initial Shares”) for the purpose of enabling such person to vote on matters required by the 1940 Act, which Initial Shares shall be redeemed by the Acquiring Fund at or before the Closing for the price at which they were issued.

(i) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the WP Trust, and this Agreement constitutes a valid and binding obligation of the WP Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(j) The Acquiring Fund Shares to be issued and delivered to the Transferring Fund for the account of the Transferring Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(k) The information furnished by the WP Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(l) The Acquiring Fund has provided the Transferring Fund with information reasonably necessary for the preparation of a proxy statement in compliance with the 1934 Act in connection with the meeting of the shareholders of the Transferring Fund to approve this Agreement and the transactions contemplated hereby. The Proxy Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(m) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(n) The WP Trust has filed a post-effective amendment to its registration statement on Form N-1A with the Commission, for the purpose of registering the Acquiring Fund as a series of the WP Trust. The post-effective amendment will be effective on or before the Closing Date.

(o) Prior to the Closing, the Acquiring Fund will not have carried on any business activity and will never have had any assets or liabilities.

(p) No consideration other than Acquiring Fund Shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

(q) The Acquiring Fund and WP Trust is not (and will not be) classified as a partnership, and instead the Acquiring Fund will be classified as a corporation for federal tax purposes. The Acquiring Fund will file a federal income tax return for the taxable year that includes the Closing Date as a "regulated investment company" (a "RIC") on Form 1120-RIC; the Acquiring Fund will be a "fund" (as defined in Code section 851(g)(2), eligible for treatment as a separate corporation under Code section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under Code sections 851 and 852; the Acquiring Fund will meet the requirements of Subchapter M for qualification as a RIC, and will compute its federal income tax under Code Section 852, for its taxable year in which the Reorganization occurs; and the Acquiring Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax.

(r) There is no plan or intention for Acquiring Fund to be dissolved or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in Code section 851(g)(2)) following the Reorganization.

(s) Assuming the truthfulness and correctness of the Transferring Fund's representation and warranty in paragraph 4.1(r), immediately after the Reorganization (1) not more than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers.

(t) Immediately after the Closing, the Acquiring Fund will not be under the jurisdiction of a court in a "title 11 or similar case" (as defined in Code section 368(a)(3)(A)).

(u) The fair market value of the Acquiring Fund Shares each Transferring Fund Shareholder receives will be approximately equal to the fair market value of its Transferring Fund Shares it actually or constructively surrenders in exchange therefor.

(v) The Transferring Fund Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(w) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

(x) None of the compensation received by any Transferring Fund Shareholder who or that is an employee of or service provider to the Transferring Fund will be separate consideration for, or allocable to, any of the Transferring Fund Shares that Transferring Fund Shareholder holds; none of the Acquiring Fund Shares any such Transferring Fund Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory or sub-advisory agreement, or other service agreement; and the compensation paid to any such Transferring Fund Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

(y) No expenses incurred by the Transferring Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund, the WP Trust, the Trust, the investment adviser to the Transferring Fund or the Acquiring Fund or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses"), and no cash or property other than Acquiring Fund Shares will be transferred to the Transferring Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

(z) Immediately following consummation of the Reorganization, (1) the Transferring Fund Shareholders will own all the Acquiring Fund Shares and will own those Acquiring Fund Shares solely by reason of their ownership of the Transferring Fund Shares immediately before the Reorganization, and (2) the Acquiring Fund will hold the same assets -- except for assets used to pay the Fund's expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that the Transferring Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends and redemptions in the ordinary course of the Transferring Fund's business as an open-end regulated investment company, pursuant to Section 22(e) of the 1940 Act) the Transferring Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TRANSFERRING FUND

5.1 OPERATION IN ORDINARY COURSE. The Transferring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include distribution of customary dividends, distributions, and redemptions. The Acquiring Fund will not commence operation until the Closing Date.

5.2 APPROVAL BY SHAREHOLDERS. The Trust will call a meeting of the shareholders of the Transferring Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Transferring Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Transferring Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Transferring Fund shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the WP Trust and the Trust will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 LIQUIDATING DISTRIBUTION. As soon as is reasonably practical after the Closing, the Transferring Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.7. PRODUCTION OF FINAL FINANCIAL STATEMENTS. The Trust, on behalf of the Transferring Fund, shall undertake to complete the production of the audited financial statements for the period ending August 31, 2018 notwithstanding the fact that the Closing occurs prior to the completion of the time at which such financial statements are due to be completed.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF A TRANSFERRING FUND

The obligations of the Transferring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 (a) All representations and warranties of the WP Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Transferring Fund a certificate executed in its name by the WP Trust’s President or Vice President, in form and substance reasonably satisfactory to the Transferring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Transferring Fund shall reasonably request.

(b) The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Closing Date.

(c) The Transferring Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraphs 2.2 and 2.3.

6.2 With respect to the Acquiring Fund, the Trust shall have received on the Closing Date an opinion from Practus, LLP, counsel to the WP Trust and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Transferring Fund, covering the following points:

(a) The Acquiring Fund is an investment series of a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and to such counsel’s knowledge, has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

(b) The Acquiring Fund is a series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) This Agreement has been duly authorized, executed, and delivered by the WP Trust on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Transferring Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d) Assuming that consideration of not less than the net asset value of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Transferring Fund on behalf of the Transferring Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund have any statutory preemptive rights in respect thereof.

(e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the WP Trust’s Agreement and Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the WP Trust is a party or by which it or any of its properties may be bound, or to the knowledge of its counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the WP Trust or the Acquiring Fund is a party or by which it is bound.

(f) In the ordinary course of such counsel’s representation of WP Trust, and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the WP Trust or any of its properties or assets and the WP Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Proxy Statement.

(g) To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the WP Trust and the Acquiring Fund of the transaction contemplated herein, except as has and as may be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Practus, LLP with the consent of the Transferring Fund appropriate to render the opinions expressed therein.

6.3 The Trust and WP Trust shall have received an opinion of Practus, LLP as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer by the Transferring Fund of all of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Transferring Fund's liabilities, and the distribution of such shares to the Transferring Fund Shareholders, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368 of the Code and each Fund will be “a party to the reorganization” (within the meaning of Code section 368(b));

(b) No gain or loss will be recognized by the Transferring Fund as a result of such transactions except with respect to certain contracts described in Section 1256(b) of the Code and gain that may be recognized on the transfer of stock in passive foreign investment companies, as defined in Section 1297(a) of the Code;

(c) No gain or loss will be recognized by the Acquiring Fund as a result of such transactions;

(d) No gain or loss will be recognized by the shareholders of the Transferring Fund upon the distribution to them of Acquiring Fund Shares in exchange for their shares of the Transferring Fund;

(e) The basis of the Acquiring Fund Shares received by each shareholder of the Transferring Fund will be the same as the basis of the shareholder's Transferring Fund Shares immediately prior to such transactions;

(f) The basis of the Transferring Fund Assets received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Transferring Fund immediately prior to such transactions;

(g) Each Transferring Fund Shareholder's holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Transferring Fund exchanged therefor, provided that the shareholder held such shares of the Transferring Fund as a capital asset; and

(h) The holding period of the Acquiring Fund with respect to the Transferring Fund Assets will, in each case, include the period for which such Assets were held by the Transferring Fund.

Such opinion shall be based on customary assumptions, limitations and such representations as Practus, LLP may reasonably request, and the Transferring Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel, with the consent of the Transferring Fund, appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3.

6.4 The post-effective amendment on Form N-1A filed by the WP Trust with the Commission to register the Acquiring Fund as a series of the WP Trust is effective and no stop order has been issued by the Commission.

6.5 Subject to paragraph 6.4, as of the Closing Date with respect to the Reorganization of the Transferring Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Transferring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Transferring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Transferring Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Transferring Fund shall have delivered to the Acquiring Fund a statement of the Transferring Fund’s assets and liabilities, together with a list of the Transferring Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

7.3 The Transferring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Closing Date.

7.4 The Transferring Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraphs 2.2 and 2.3.

7.5 With respect to the Transferring Fund, the WP Trust shall have received on the Closing Date an opinion of Practus, LLP, counsel to the Trust and the Transferring Fund, in a form reasonably satisfactory to the Acquiring Funds, covering the following points:

(a) The Trust is a statutory trust organized and existing under the laws of the State of Delaware and has power as a statutory trust to own all of its properties and assets and to carry on its business as an open-end investment company as described in the Proxy Statement, and the Transferring Fund is a series thereof duly constituted in accordance with the Declaration of Trust and Bylaws of the Trust.

(b) The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, as far as such counsel knows, such registration under the 1940 Act has not been revoked or suspended.

(c) This Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Transferring Fund, and assuming due authorization, execution, and delivery of this Agreement by the WP Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the Transferring Fund enforceable against the Transferring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d) The execution and delivery of this Agreement by the Trust on behalf of the Transferring Fund did not, and the performance by the Trust and the Transferring Fund of their obligations hereunder will not: (1) violate the Declaration of Trust or Bylaws of the Trust; or (2) violate any provision of any agreement disclosed in or filed with the Transferring Fund’s registration statement on Form N-1A to which the Trust or the Transferring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any judgment or decree to which the Trust or the Transferring Fund is a party or by which it or its property is bound.

(e) As far as such counsel knows, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Transferring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations under those Acts, or under state securities laws.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Practus, LLP or local Delaware counsel, with the consent of the Acquiring Fund, appropriate to render the opinions expressed therein.

7.6 The Trust and WP Trust shall have received the opinion of Practus, LLP described in paragraph 6.3.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF
THE ACQUIRING FUND AND THE TRANSFERRING FUND TO CLOSE

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Transferring Fund or the Acquiring Fund, as the case may be, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Transferring Fund in accordance with the provisions of the Trust’s Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Transferring Fund may waive the conditions set forth in this paragraph 8.1 or in paragraph 6.3.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Transferring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The registration statement on Form N-1A for the WP Trust, including the post-effective amendment to register the Acquiring Fund as a series of the WP Trust, shall be effective.

8.5 At any time before the Closing, either Fund may waive any of the foregoing conditions, if, in the judgment of its Board, such waiver will not have a material adverse effect on its shareholders’ interests.

8.6 Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party and its counsel.

ARTICLE IX

EXPENSES

9.1 The Transferring Fund will pay the costs and expenses incurred in connection with the Reorganization (including costs and expenses incurred in connection with the preparation and distribution of any proxy statement or other costs incurred in connection with the special meeting of Transferring Fund Shareholders, including the fees and expenses of counsel).

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Transferring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Transferring Fund. In addition, either the Acquiring Fund or the Transferring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days;

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Trust’s or the WP Trust’s Board of Trustees that the consummation of the transaction contemplated herein is not in the best interest of the Transferring Fund or the Acquiring Fund, respectively.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust or the WP Trust, or their respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust and the WP Trust; provided, however, that following the meeting of shareholders of the Transferring Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Transferring Fund Shareholders under this Agreement to the detriment of such Transferring Fund Shareholders without their further approval. To the extent that it is subsequently determined that the Reorganization does not constitute a reorganization within the meaning of Section 368(a) of the Code, the parties agree to work in good faith to amend this Agreement to ensure that the Reorganization constitutes such a reorganization.

ARTICLE XIII.

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to 360 Funds:

360 Funds

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

Attention: Randall Linscott

With copies (which shall not constitute notice) to:

Practus, LLP

11300 Tomahawk Creek Parkway, Suite 310

Leawood, Kansas 66211

Attention: John Lively

If to the WP Trust:

WP Trust

c/o Winning Points Advisors, LLC

129 NW 13th Street,

Suite D-26

Boca Raton, FL 33432.

Attention: Charles Stoll

With copies (which shall not constitute notice) to:

Practus, LLP

11300 Tomahawk Creek Parkway, Suite 310

Leawood, Kansas 66211

Attention: John Lively

If to Winning Points Advisors, LLC:

129 NW 13th Street,

Suite D-26

Boca Raton, FL 33432.

Attention: Charles Stoll

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

14.5 With respect to the Trust and the WP Trust, the names used herein refer respectively to the entities created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents of each respective trust, which are hereby referred to and are also on file at the principal offices of each respective Trust. The obligations of each Trust entered into in the name or on behalf thereof by any of its Trustees, representatives or agents of the Trusts, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of that respective Trust personally, but bind only the trust property, and all persons dealing with the Transferring Fund or the Acquiring Fund must look solely to the trust property belonging to the Transferring Fund or the Acquiring Fund, respectively, for the enforcement of any claims against the Transferring Fund or the Acquiring Fund, respectively.

14.6 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

WP TRUST ON BEHALF OF ITS SERIES PORTFOLIO, WP LARGE CAP INCOME PLUS FUND

By:
Name:
Title:	President

360 FUNDS ON BEHALF OF ITS SERIES, WP LARGE CAP INCOME PLUS FUND

By:
Name:
Title:	President

EXHIBIT B

Investment Objective. The investment objective of the WP Large Cap Income Plus Fund (the “Fund”) is total return.

Principal Investment Strategy of the Fund. The Fund’s investment objective is total return. To meet its investment objective, the Fund will invest 80% of its total assets in large cap domestic equity securities and exchange traded funds that primarily invest in large cap domestic equity securities. The Fund will seek income through dividends paid on such securities. The Fund will also seek to produce income (e.g., premium income on the sale of an option) and return stability through an options strategy.

Winning Points Advisors, LLC (the “Adviser”) intends to sell covered call options on a portion of the Fund’s stock holdings. The extent of option selling will depend on market conditions and the Adviser’s consideration of the advantages of selling call options on the Fund’s equity investments.

The Fund may also sell put options on stocks and ETFs the Adviser believes are attractive for purchase at prices at or above the exercise price of the put options sold. The Fund may, in certain circumstances, purchase put options on the S&P 500 Composite Stock Price Index (the “S&P 500”) and on individual stocks to protect against a loss of principal value due to stock price decline. The extent of option selling depends on market conditions and the Adviser’s judgment. The Fund may also seek to pursue its investment objective by selling a series of call and put option spread combinations on the S&P 500.

The Fund may be appropriate for investors with long-term horizons who are not sensitive to short-term losses and want to participate in the long-term growth of the financial markets. The Fund seeks to minimize the effects of inflation on its portfolio.

Principal Risks of Investing in the Fund. An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks:

Market risk –Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets, including fluctuation in interest rates, national and international economic conditions and general equity market conditions.

Management style risk – To the extent the Fund focuses on a particular style of stocks, such as growth or value, its performance may at times be better or worse than that of similar funds with other focuses or that have a broader investment style.

Large company risk – The Fund will invest in larger, more established companies, which may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansions.

Interest rate risk – Increases in interest rates typically lower the present value of a company’s future earnings stream. Accordingly, stock prices will generally decline when investors anticipate or experience rising interest rates.

Issuer risk – The value of an individual security or particular type of security can be more volatile and thus perform differently than the market as a whole.

Equity risk – Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of those companies whose securities the Fund holds.

Shares of other investment companies and ETFs risk – You will indirectly bear fees and expenses charged by the underlying funds in which the Fund may invest in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares. Investments in ETFs bear the risk that the market price of the ETF’s shares may trade at a discount to their net asset value or that an active trading market for an ETF’s shares may not develop or be maintained. The Fund may place otherwise uninvested cash in money market mutual funds.

Non-diversified fund risk – The Fund is a non-diversified fund. A non-diversified fund is generally subject to the risk that a large loss in an individual holding will cause a greater loss for the fund than it would if the fund was required to hold a larger number of securities or smaller positions.

Options risk - Purchasing and selling put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. By selling put options on equity securities, the Fund gives up the opportunity to benefit from potential increases in the value of the underlying securities above the strike prices of the sold put options, but continues to bear the risk of declines in the value of underlying securities held by the Fund. The Fund will receive a premium from the purchaser of a covered call option sold by the Adviser, which it retains whether or not the option is exercised. The premium received from the sold options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

Limits on option selling risk – The number of call options the Fund can sell is limited by the number of shares of common stock or ETFs or other securities the Fund holds, and is further subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

Options strategy risk – The Fund’s option strategy consists of selling and purchasing put and call options on equity indexes and ETFs. The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund, but may limit the Fund's participation in equity market gains. The Fund’s investment advisor seeks to reduce the overall volatility of returns for the Fund by managing a portfolio of options.

Derivatives risk – The use of derivatives can lead to losses because of adverse movements in the price. Losses may also occur because the value of the asset, index, rate or instrument underlying a derivative loses value, or due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. The loss on derivative transactions may significantly exceed the initial investment.

General fund investing risk – The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.

EXHIBIT C

Nominating and Corporate Governance Committee Charter

WP Trust

Nominating and Corporate Governance Committee Membership

1. The Nominating and Corporate Governance Committee of WP Trust (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.	The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have any affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.	The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.	The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted: October 24, 2017

APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

WP TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.	Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

PROXY CARD

360 Funds

WP Large Cap Income Plus Fund

Proxy for a meeting of shareholders to be held on August 15, 2018

The undersigned hereby appoints Brandon Bird and Ted Akins as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to vote on behalf of the undersigned all shares of the WP Large Cap Income Plus Fund (the “Fund”) that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Central Time / 11:00 a.m. Eastern Time, on August 15, 2018 at the offices of M3Sixty Administration, LLC at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This Proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This Proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)	(Title(s), if applicable)

This Proxy will be voted as specified below. If the proxy is executed, but no specification is made, this Proxy will be voted in favor of Proposal 1 and in the discretion of the above-named proxies as to any other matter that may properly come before the Special Meeting or any adjournment thereof. Please indicate by filling in the appropriate box below.

Proposal 1 - To approve the Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized into a corresponding series of WP Trust.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

WE NEED YOUR VOTE BEFORE AUGUST 15, 2018

Your vote is important. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the meeting. Sending in your proxy will not prevent you from personally voting your shares at the meeting. You may revoke your proxy before it is voted at the meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

THANK YOU FOR YOUR TIME